UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 23, 2003

QUOVADX, INC.

(Formerly XCare.net, Inc.)
(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddler’s Green Circle, Suite 1000, Englewood CO 80111

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 488-2019

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Exhibit

99.1	Press release, dated July 23, 2003, entitled “QUOVADX REPORTS SECOND QUARTER FINANCIAL RESULTS, RECORDS $19.3 MILLION IN TOTAL REVENUE; SOFTWARE LICENSE REVENUE IS $7.2 MILLION; GAAP LOSS IS $(0.02) PER SHARE.”

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

The following information is being furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” and is included under this Item 9 in accordance with SEC Release Nos. 33-8216; 34-47583.

On July 23, 2003, Quovadx, Inc., a Delaware corporation (the “Registrant”), issued a press release announcing its financial results for its second quarter ended June 30, 2003. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”) and is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC

Date: July 24, 2003	/s/ Linda K. Wackwitz

Linda K. Wackwitz Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press release, dated July 23, 2003, entitled “QUOVADX REPORTS SECOND QUARTER FINANCIAL RESULTS, RECORDS $19.3 MILLION IN TOTAL REVENUE; SOFTWARE LICENSE REVENUE IS $7.2 MILLION; GAAP LOSS IS $(0.02) PER SHARE.”